EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated October 4, 2002, relating to the financial statements of Ener1 Technologies, Inc. and to the reference to our Firm under the caption "Experts" in the Prospectus.






                                                     /S/ KAUFMAN, ROSSIN & CO.
                                                     -------------------------
                                                     KAUFMAN, ROSSIN & CO.





Miami, Florida
November 4, 2002